UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2023

EVERCOMMERCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40575	81-4063248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3601 Walnut Street, Suite 400
Denver, Colorado 80205
(Address of principal executive offices) (Zip Code)

(720) 647-4948
(Registrant’s telephone number, include area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock,$0.00001 par value per share	EVCM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2023, the Board of Directors (the “Board”) of EverCommerce Inc. (the “Company”) appointed Ryan Siurek as the Company’s Chief Accounting Officer, effective July 10, 2023, and designated Mr. Siurek as the principal accounting officer of the Company, effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 (the “PAO Effective Date”). Mr. Siurek succeeds Marc Thompson as principal accounting officer as of the PAO Effective Date. Mr. Thompson remains Chief Financial Officer and principal financial officer of the Company.

Mr. Siurek, 51, was previously the Chief Accounting Officer of Biodesix, Inc. (“Biodesix”) from December 2020 to June 2023. Prior to Biodesix, Mr. Siurek served as the Vice President, Chief Accounting Officer and Controller of Vail Resorts Inc. from April 2016 to October 2020. Mr. Siurek serves as a member of the Small Business Advisory Committee of the Financial Accounting Standards Board (“FASB”) and recently completed a three year appointmet as a member of the Financial Reporting Executive Committee of the American Institute of Certified Public Accountants. Mr. Siurek holds a Bachelor’s Degree in Accounting and a Master’s Degree in Accounting from Texas A&M University and is a Certified Public Accountant.

In connection with Mr. Siurek’s appointment, the Company entered into an offer letter with Mr. Siurek,  pursuant to which the Company has agreed to pay him an annual salary of $375,000 and that he will be eligible to participate in the Company’s annual cash bonus program as well as the Company’s equity incentive plan, subject to approval by the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERCOMMERCE INC.

Date: June 7, 2023	By:	/s/ Lisa Storey
Lisa Storey
General Counsel